UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 25, 2021

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number:  001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	GWGH	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On August 13, 2021, GWG Holdings, Inc. (“GWGH”) entered into a non-binding term sheet (the “Term Sheet”) with its non-wholly owned subsidiaries The Beneficient Company Group, L.P. (“Ben”) and Beneficient Company Holdings, L.P. (“BCH”), that outlines a series of transactions which, if completed, will result in, among other things, (i) GWGH receiving certain proposed enhancements to GWGH’s investments in Ben; (ii) GWGH no longer having the right to appoint directors of the board of directors of Beneficient Management, L.L.C. (“Beneficient Management”); and (iii) Ben no longer being a consolidated subsidiary of GWGH. The Term Sheet is a part of ongoing efforts by management and the Board of Directors of GWGH to maximize the value of GWGH’s investment in Ben.

GWGH believes that returning control of Ben is a necessary step for Ben to establish an operational technology-enabled fiduciary financial institution (“TEFFI”) under the newly enacted Kansas Technology-Enabled Fiduciary Financial Institutions Act (the “TEFFI Act”), which is important to Ben’s long-term business objective of providing liquidity and other services to holders of alternative assets. The Kansas Office of the State Bank Commissioner issued a subsidiary of Ben a conditional TEFFI charter on July 1, 2021, as part of the establishment of a fiduciary financial institution pilot program, and, upon satisfying applicable statutory and regulatory requirements, Ben would receive a fully operational charter.

The Term Sheet sets forth a summary of the current discussions between GWGH and Ben and, among other items, contemplates the following:

●	GWGH would return control over its selection of Beneficient Management’s Board of Directors to the Nominating Committee of the Board of Directors of Beneficient Management.

●	GWGH would receive improved conversion rights with respect to certain of its holdings in BCH and additional registration rights to facilitate GWGH’s ability to monetize certain of its investments in Ben and BCH.

●	GWGH and Ben would agree to have the Commercial Loan Agreement between GWGH and Ben along with the associated underlying assets assigned to a third party.

●	The companies would enter into an amendment to their administrative shared services agreement to facilitate the efficient separation of the companies while supporting GWGH’s continued operations during an interim period.

●	Ben would form an employee administration joint venture company with GWGH that would employ current national sales team members and certain related support members to support sales, sales operations, and national account product management for the companies.

●	The companies would enter into an agreement pursuant to which GWGH would swap certain Ben securities held by GWGH or a subsidiary thereof for GWGH securities held by Ben or a subsidiary thereof.

●	GWGH, Ben and certain directors of Beneficient Management, members of Ben management, and affiliated entities (collectively, the “Ben Affiliates”) would make certain amendments to the BCH limited partnership agreement that would, among other things, result in GWGH and the Ben Affiliates receiving enhanced economics related to their ownership interests in BCH in return for the Ben Affiliates agreeing to amend the BCH limited partnership agreement to remove their current cash redemption rights, among other items.

Until the definitive documentation is finalized and executed, each of these provisions is non-binding and is subject to change in all respects, including as a result of additional diligence, the further discharge of fiduciary duties, and the negotiation of definitive documentation. GWGH has begun working on definitive documentation to implement the Term Sheet with Ben and is working to complete such definitive documentation on or about October 1, 2021, although there can be no assurance definitive documentation will be completed by that date, or at all, and GWGH currently does not intend to provide updates on the status of the negotiations until definitive documentation has been finalized and executed or negotiations have been abandoned.

In light of Ben becoming an independent company, GWGH expects that Ben would reduce its reliance on GWGH to fund its operations and would raise future capital from other sources. Ben’s capital raising efforts may include the issuance of equity or debt of Ben or one of its subsidiaries, and the newly issued securities may be dilutive to GWGH’s investment in Ben and BCH and may include preferential terms relative to GWGH’s investments in Ben and BCH.

GWGH would still retain a substantial investment in Ben, and GWGH expects that the composition of assets backing the L Bonds and preferred stock issued by GWGH would not be negatively impacted by Ben no longer being a consolidated subsidiary. GWGH intends to continue to pursue its current business strategies following the transactions contemplated by the Term Sheet if those transactions are consummated.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which involve certain known and unknown risks and uncertainties. Forward-looking statements predict or describe GWGH’s future operations, business plans, business and investment strategies and portfolio management and the performance of GWGH’s investments. These forward-looking statements are generally identified by their use of such terms and phrases as “intend,” “goal,” “estimate,” “expect,” “project,” “projections,” “plans,” “seeks,” “anticipates,” “will,” “would,” “should,” “could,” “may,” “designed to,” “foreseeable future,” “believe,” “scheduled” and similar expressions. These forward-looking statements include statements regarding negotiation and preparation of definitive documents for the transactions contemplated by the Term Sheet, the timing for entering into definitive documents for the transactions contemplated by the Term Sheet, the impact of Ben no longer being a consolidated subsidiary of GWGH on the composition of assets backing the L Bonds and preferred stock issued by GWGH, the impact of Ben launching its TEFFI on the value of GWGH’s investment in Ben, the expectation that Ben would raise capital to fund its operations, the pursuit of GWGH’s business strategies in light of the transactions contemplated by the Term Sheet, and the impact of the transactions contemplated by the Term Sheet on GWGH’s business and GWG Life, LLC bonds. GWGH’s actual results or outcomes may differ materially from those anticipated, including as a result of the ultimate terms of the transactions contemplated by the Term Sheet, the impact on GWGH from the return of control over the selection of Ben Management’s Board of Directors to the Nominating Committee of the Board of Directors of Beneficient Management, the impact on GWGH of Ben no longer being a consolidated subsidiary of GWGH, and the inability of Ben to successfully fully launch its TEFFI. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date the statement was made. GWGH assumes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

GWGH’s actual results may differ significantly from any results expressed or implied by these forward-looking statements. This report should be read in conjunction with the more complete discussion of the risk factors GWGH faces, which are set forth in the sections entitled “Risk Factors” in GWGH’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q filed with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: August 25, 2021	By:	/s/ Murray T. Holland
	Name:	Murray T. Holland
	Title:	Chairman, President and Chief Executive Officer

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